Spirit of America LARGE CAP VALUE FUND

Summary Prospectus | May 1, 2019	Class A Shares Ticker: SOAVX Class C Shares Ticker: SACVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Fund’s prospectus and Statement of Additional Information, both dated May 1, 2019, and most recent report to shareholders, dated December 31, 2018, are all incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, David Lerner Associates Inc. or from the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your investment counselor at David Lerner Associates Inc. or, if you hold your shares directly through the Fund, by calling Shareholder Services at (800) 452-4892.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this document or by contacting your investment counselor at David Lerner Associates Inc. If you hold your shares directly through the Fund, you may call Shareholder Services at (800) 452-4892. Your election to receive reports in paper will apply to all funds held within the fund family.

Investment Objective:

The Value Fund seeks to provide capital appreciation with a secondary objective of current income.

Fees and Expenses of the Value Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund. The sales charge you pay for Class A Shares of the Value Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the Funds comprising Spirit of America Investment Funds, Inc., which include the Spirit of America Real Estate Growth and Income Fund, the Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund, the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least $25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Value Fund’s prospectus and in the section titled “How to Purchase Shares” of the Value Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.97%	0.97%
Distribution (12b-1) Fees	0.30%	1.00%
Other Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	1.52%	2.22%

(1)

A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Example:

This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Value Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Value Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$672	$980	$1,310	$2,242
Class C Shares—no redemption	$225	$694	$1,190	$2,554
Class C Shares—with redemption	$325	$694	$1,190	$2,554

Portfolio Turnover:

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Value Fund’s performance. During the most recent fiscal year ended December 31, 2018, the Value Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategy:

The Value Fund focuses on the large cap value segment of the U.S. equity market. The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. The Value Fund considers a company to be a large cap company if it has a market capitalization of $5 billion or greater at the time of purchase. Using the “value” approach, Spirit of America Management Corp. (the “Adviser”) buys for the Value Fund those securities considered to be conservatively valued relative to the securities of comparable companies. To earn current income, the Value Fund will invest in the equity securities of companies that have a proven history of paying consistent dividends. The Value Fund may also invest in master limited partnerships (“MLPs”).

The Value Fund emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential. These stocks generally have growth prospects that are viewed as sub-par by the market. Reflecting these market expectations, the prices of value stocks typically are below-average relative to such factors as revenue, earnings, book value and dividends.

Principal Investment Risks of Investing in the Value Fund:

An investment in the Value Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Value Fund’s share price will fluctuate within a wide range. There is no assurance that the Value Fund will achieve its investment objective. The Value Fund’s performance could be adversely affected by the following principal risks (presented alphabetically):

●	Dividend Payment Risk—The risk that a portfolio holding is unable to maintain dividend payments at historical levels.

●

Large Capitalization Company Risk—The Value Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies also may be unable to attain the high growth rates reached by successful, smaller companies, especially during extended periods of economic expansion.

●

Market Risk—The market value of the Value Fund’s investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole.

●

MLP Risk—Investing in MLPs involves risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general

Large Cap Value Fund | www.soafunds.com

partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

●

Portfolio Management Risk—The Value Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The stocks purchased by the Adviser, while believed to be undervalued, may not appreciate in value as anticipated.

●	Risk of Loss—The potential loss of your investment in the Value Fund if the Fund depreciates in value.

●

Volatility Risk—The performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, political events, etc.) that cause major price changes in individual securities or market sectors.

Suitability:

An investment in the Value Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.

Performance Information:

The bar chart and performance table below illustrate the risks of investing in the Value Fund by showing changes in the Value Fund’s performance from year to year and by showing how the Value Fund’s average annual total returns compare with those of a broad measure of market performance. The Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Value Fund will perform in the future.

The bar chart shows the changes in annual total returns for each of the last ten calendar years for the Value Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares to the extent the classes do not have the same expenses and inception dates.

Value Fund’s Annual Returns (%)
Class A Shares

Best Quarter	13.44% in the quarter ended September 30, 2009
Worst Quarter	(14.55)% in the quarter ended September 30, 2011

The performance table shows how the Value Fund’s average annual returns compare with those of its benchmark, the S&P 500 Index.

Performance Table

(Average annual total returns for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years	Since Inception(1)
Spirit of America Large Cap Value Fund—Class A
Return Before Taxes	(12.72)%	4.51%	8.71%	6.04%
Return After Taxes on Distributions(2)(3)	(13.70)%	3.67%	8.55%	5.60%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	(6.82)%	3.46%	7.11%	4.98%
Spirit of America Large Cap Value Fund—Class C
Return Before Taxes	(9.35)%	—(1)	—(1)	19.76%
S&P 500 Index(4)	(4.38)%	8.49%	13.12%	8.75%

(1)	Class A Shares of the Value Fund commenced operations on August 1, 2002. Class C Shares of the Value Fund commenced operations on March 15, 2016.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares to the extent that the classes do not have the same expenses and inception dates.

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(3)

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(4)

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the S&P 500 Index is reflective of the inception date of Class A Shares of the Value Fund. A direct investment in an index is not possible.

Investment Adviser:

Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Managers:

Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Value Fund. Mr. Revello has served as the Portfolio Manager of the Value Fund since January 10, 2018. Previously, Mr. Revello served as the Co-Portfolio Manager of the Value Fund from November 18, 2015 until January 9, 2018. Mr. Revello has been associated with the Adviser since May 18, 2009. He was the Co-Portfolio Manager of the Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”) from May 18, 2009 through November 17, 2015, then was designated Portfolio Manager from November 18, 2015 until January 10, 2018, at which date he was transitioned back to serving as Co-Portfolio Manager. Mr. Revello became the Co-Portfolio Manager for the Spirit of America Real Estate Growth and Income Fund effective November 18, 2015 and transitioned to Portfolio Manager on July 1, 2016. Additionally, he currently serves as Co-Portfolio Manager of the Spirit of America Income Fund. William Mason began serving as the Co-Portfolio Manager of the Value Fund on April 30, 2018. Mr. Mason has also served as the Portfolio Manager of the Spirit of America Income & Opportunity Fund since the Fund’s inception on July 8, 2013 and as the Portfolio Manager of the Spirit of America Energy Fund (the “Energy Fund”) since November 18, 2015. He began overseeing management of the Energy Fund at its inception on July 10, 2014 in his role as the Chief Investment Officer of the Adviser. Mr. Mason also serves as the Co-Portfolio Manager of the Spirit of America Real Estate Growth and Income Fund. Mr. Mason joined the Adviser on February 29, 2008. Previously, Mr. Mason served as the Portfolio Manager of the Municipal Tax Free Bond Fund, the Value Fund, and the Spirit of America Income Fund. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Value Fund.

Purchasing, Selling and Exchanging Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:

The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase shares of the Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Value Fund and its related companies may pay the intermediary for the sale of the Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAVX-SP19

Large Cap Value Fund | www.soafunds.com